FIRST AMENDMENT TO WATER SHARING AGREEMENT AND CONSENT TO ASSIGNMENT THIS FIRST AMENDMENT TO WATER SHARING AGREEMENT AND CONSENT TO ASSIGNMENT (this “Amendment”) is effective January 31, 2024 (the “Amendment Effective Date”) and is between Evergy Kansas South, Inc. (“EKC”) and Cardinal Colwich, LLC (“Cardinal”). EKC and Cardinal are each a “Party” and together, the “Parties.” WHEREAS, EKC (under its former name, Kansas Gas and Electric Company (“KG&E”)) and Element, LLC (“Element”) are parties to a Water Sharing Agreement effective as of February 28, 2018 (the “Agreement”); WHEREAS, Element, by and through Creative Planning Business Alliance, L.L.C., acting in its capacity as the court-appointed receiver (“Receiver”), intends to sell substantially all of its assets to Cardinal pursuant to an asset purchase agreement (the “Sale”) and in connection with the Sale, Element, by and through Receiver, intends to assign and transfer its rights under the Agreement to Cardinal and Cardinal intends to assume Element’s obligations under the Agreement, from and after closing of the Sale (the “Assignment”); WHEREAS, EKC wishes to consent to the Assignment upon closing of the Sale and payment of by Cardinal of $21,964.68 (the “Cure Costs”); and WHEREAS, EKC and Cardinal desire to amend the Agreement immediately following closing of the Sale and such Assignment on the terms provided herein. 1. Recitals. The foregoing recitals are hereby incorporated by this reference. 2. Name. The Agreement shall be amended to substitute Evergy Kansas South, Inc. for Kansas Gas Electric Company and any and all references in the Agreement that refer to “KG&E” shall be replaced with “EKC” including any defined term which contains such reference. 3. Consent to Assignment. By executing this Amendment, EKC: (i) acknowledges and consents to the Assignment by Element, by and through Receiver, from and after closing of the Sale, to Cardinal, (ii) agrees that as of the date of executing this Amendment, the Agreement is in full force and effect and that, following payment of the Cure Costs, there are no defaults thereunder which have not been cured, and there are no events which have occurred that with the giving of notice or the passage of time, or both, would result in a default by Element (or Receiver, as applicable) under the Agreement; (iii) waives any breach, default, notice, or other procedural requirement under the Agreement arising in connection with or relating to the Assignment; and (v) agrees that it has no disputes with Element (or Receiver, as applicable) that arise out of the Agreement or in any way relate to the Agreement. The Agreement shall be amended to substitute Cardinal Colwich, LLC for Element, LLC and any and all references in the Agreement that refer to “Element” shall be replaced with “Cardinal” including any defined term which contains such reference. 4. Wells; Well Construction and Repair Obligations. Sections 1 and 2 of the Agreement are amended only to clarify that the wells have been drilled and pipes and related equipment installed and the number and location approved by the Kansas Department of Agriculture’s Division of Water Resources and Equus Beds Groundwater Management District No. 2. Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

5. Cardinal’s Obligations. Section 3.G of the Agreement is deleted in its entirety and replaced with the following: Costs; annual fee; late fees; interest. Cardinal shall pay or reimburse EKC within thirty (30) days after receipt of an invoice for all costs, expenses, fees, assessments and charges related to Cardinal's well(s) located on EKC's Property and Cardinal's use of EKC's Water Right, including but not limited to [***]. In addition, Cardinal shall pay EKC [***] each calendar year [***] (the “Annual Fee”). The Annual Fee shall be paid within thirty (30) days following the end of each calendar year and will be prorated for any partial year in which Cardinal utilizes EKC’s Water Right. If Cardinal fails to pay EKC any amount due within ten (10) days after the due date, such amount shall be subject to a late fee in the amount of fifteen percent (15%) of the past due amount. In addition, any amount due hereunder which is not paid within ten (10) days after the due date shall accrue interest at the rate of 12% per annum from the date due until the date such past due amount is paid in full. 6. Termination. Section 5 of the Agreement is deleted in its entirety and replaced with the following: In addition to EKC’s right to terminate this Agreement pursuant to Section 6 below, EKC shall have the right to further restrict Cardinal's use of EKC's Water Right and shall have additional rights to terminate this Agreement as follows: A. Following the [***] (the “Initial Period”), EKC shall have the right to terminate this Agreement at any time, in EKC's sole discretion, by providing written notice to Cardinal at any time following expiration of the Initial Period and at least [***] prior to the termination date specified in the written notice; provided, however, the provisions in this Section 5.A. are not intended to guarantee that Cardinal will have an uninterrupted supply of water from EKC's Water Right for any period of time. B. If, at any time following the expiration of the Initial Period, EKC needs all of the water from EKC's Water Right for its operations, EKC shall have the right to require Cardinal to temporarily cease using any water from EKC's Water Right by providing written notice to Cardinal at any time following expiration of the Initial Period and at least [***] prior to the effective date of the restriction specified in the written notice (a "Temporary Total Restriction"). The Temporary Total Restriction shall remain in effect until EKC notifies Cardinal in writing that it has been rescinded. [***] C. If, at any time following the expiration of the Initial Period, EKC's water usage for its operations increase, EKC shall have the right, by providing written notice to Cardinal at any time following expiration of the Initial Period and at least [***] prior to the effective date of the restriction specified in the written notice, to reduce the amounts specified in Section 3.1. and thus further restrict Cardinal's use of EKC's Water Right (a "Temporary Partial Restriction"). EKC, in its sole discretion, shall determine the reduced amounts. The Temporary Partial Restriction shall remain in effect until EKC notifies Cardinal in writing that it has been rescinded. [***] Each right listed above is cumulative and is in addition to every other right provided for in this Agreement or existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by EKC of any one or more of the rights listed above, provided for in this Agreement or existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by EKC of any or all other rights listed above, provided for in this Agreement or existing at law or in equity or by statute or otherwise. Upon termination of this Agreement, Cardinal shall cease using any water from EKC's Water Right. If this Agreement is terminated: (i) Cardinal shall plug all well(s) subject to this Agreement which are located on Cardinal's Property within thirty (30) days after the termination date and shall provide documentation to EKC confirming such well(s) have been plugged, and (ii) EKC may elect to have any well(s) subject to this Agreement which are located on EKC's Property plugged by written notice to Cardinal within thirty (30) days after the termination date. In the event EKC timely elects to have any well(s) plugged, then Cardinal shall plug such well(s) at its sole cost and expense within thirty (30) days after receipt of notice from EKC and shall provide documentation to EKC confirming such well(s) have been plugged. If any wells, pipes or related equipment are located on EKC's Property, then upon termination of this Agreement, such items shall become the property of EKC and Cardinal shall execute a bill of sale conveying such items to EKC free and clear of all liens, charges, and encumbrances. 7. Continuing Effect; Binding. Except as amended hereby, the Agreement shall remain in full force and effect. To the extent of any conflict between this Amendment and the Agreement, the terms of this Amendment shall control. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. This Amendment, and the terms hereof, shall inure to the benefit of, and be binding on, each Party and its successors and assigns. 8. Authority. Each Party represents and warrants to the other that it has full right, power, and authority to enter into this Amendment, and that the person executing this Amendment on behalf of it has been appropriately authorized to do so. 9. Counterparts. This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument. Facsimile, electronic, and PDF signatures shall be given the same effect as original signatures.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date. CARDINAL: Cardinal Colwich, LLC By: /s/ Jeffrey L. Painter Name: Jeffrey L. Painter Its: President EVERGY: Evergy Kansas South, Inc. By: /s/ John T. Bridson Name: John T. Bridson Its: Vice President, Generation, Evergy, Inc.